UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

INVENSENSE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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In connection with the announcement that InvenSense, Inc., a Delaware corporation (“InvenSense” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TDK Corporation, a company organized under the laws of Japan (“Parent” or “TDK”), and TDK Sensor Solutions Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, beginning on December 21, 2016, the Company and Parent made presentations to the Company’s employees, copies of which are attached as Exhibits 99.1 and 99.2, respectively.

Additional Information and Where to Find It

In connection with the proposed transaction, TDK and InvenSense intend to file relevant materials with the United States Securities and Exchange Commission (the “SEC”). InvenSense will also file with the SEC a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, InvenSense will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the InvenSense special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF INVENSENSE ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TDK OR INVENSENSE FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TDK, INVENSENSE AND THE PROPOSED TRANSACTION. The proxy statement and other documents filed by InvenSense with the SEC may be obtained free of charge at InvenSense’s website at www.invensense.com or at the SEC’s website at ww.sec.gov. These documents may also be obtained free of charge from InvenSense by requesting them by mail at InvenSense, Inc., 1745 Technology Drive Suite 200, San Jose, California 95110, Attention: Investor Relations, or by telephone at (408) 501-2200. The documents filed by TDK with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from TDK by requesting them by mail at Shibaura Renasite Tower, 3-9-1 Shibaura, Minato-ku, Tokyo 108-0023, Japan, Attention: Investor Relations.

This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. TDK, InvenSense, and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of InvenSense in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of InvenSense’s stockholders in connection with the proposed transaction, and any direct or indirect interests, by security holdings or otherwise, they have in the proposed transaction, will be set forth in InvenSense’s definitive proxy statement when it is filed with the SEC. Information regarding InvenSense’s directors and executive officers and their ownership of InvenSense’s securities is set forth in the definitive proxy statement for InvenSense’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2016, and its Annual Report on Form 10-K for the fiscal year ended April 3, 2016, which was filed with the SEC on May 25, 2016. These documents may be obtained free of charge at the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements that address a variety of subjects including, for example, the expected timetable for closing of the transaction between TDK and InvenSense, the expected benefits and synergies of the transaction, TDK’s and InvenSense’s plans, objectives and expectations and TDK’s expected product offerings, product development, marketing position and technical advances resulting from the transaction. Statements that are not historical facts, including statements about beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations and are subject to a number of factors and uncertainties, are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of TDK’s senior management about future events with respect to InvenSense’s business and its industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,”

“believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results could differ materially from those projected or forecast in the forward-looking statements. The following important factors and uncertainties, among others, that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the parties’ ability to satisfy the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals, including the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to the termination of the merger agreement; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against TDK or InvenSense and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement or pendency of the proposed transaction; the risk that expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; the risk that InvenSense’s business may not be successfully integrated with TDK’s following the closing; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; and the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the proxy statement when it becomes available and InvenSense’s filings with the SEC, including the risk factors contained in InvenSense’s most recent Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. TDK and InvenSense assume no obligation to update the information in this communication, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

TDK Acquisition of InvenSense InvenSense Employee Discussion December 21, 2016 Exhibit 99.1

Agenda Overview of the transaction About TDK TDK successful track record of M&A and JV InvenSense Strategy InvenSense and TDK complementary strategy Communications & Next Steps Summary

Overview of Transaction Price per share for acquisition Price per share $13.00 $13.00 per share, representing a 19.9% premium to InvenSense’s closing share price on December 20, 2016 and a 52.4% premium to its 60-day volume-weighted average trading price as of December 20, 2016 Total cost of acquisition Equity value: $1.3 billion (Approximately 157.2 billion yen)(1) to acquire 100% of InvenSense shares Enterprise value: $1.2 billion US dollars (Approximately 145.6 billion yen)(1) Funding for acquisition Transaction will be financed with cash-on-hand Approval process and expected closing Obtain approval from InvenSense’s shareholders Obtain required regulatory approvals Completion of the transaction is expected in second quarter of the fiscal year ending March 31, 2018 (before the end of September 2017) (1) Converted at 1USD = 118 yen (as of December 20, 2016)

TDK Overview Founded in 1935, TDK is a publicly traded global leader in electronic components, materials and technology solutions based in Tokyo, Japan Employees: 92,000 (+4% YoY) FY3/2016 Revenue: $11.5Bn (+6% YoY) Global offices and manufacturing facilities: Americas: United States (CA, GA, IL, NJ, NY, OK, TX), Brazil Asia: China, Japan, Hong Kong, India, South Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand Europe: Austria, Czech Republic, France, Germany, Hungary, Israel, Luxembourg, Poland, Spain, United Kingdom Significant partner relationships and distribution channels Multinational company with successful track record of M&A (EPCOS, Micronas, Lambda, others) Of the current 92,000 employees 69% joined via acquisition, 90% of workforce is of outside of Japan

TDK Products

Successful Track Record of M&A & JV 2005 2010 2017 Pre 2005 2015 TDK 31% Joined by Acquisition 69% Outside of Japan 21% In Japan 10% Total HC: 92,000 (as of March 31, 2016) 2016 Joint Venture RF360 Holdings Singapore Pte. Ltd Qualcomm

InvenSense Growth Strategy Leading share in Mobile, OIS, Drones, Remotes Growing Mid/Low tier smartphone segment Growing motion attach rate in China Market Optical Image Stabilization Electronic Image Stabilization and Augmented Reality Additional sensors (Environmental, Sound & Ultrasonic) Integrated Sensor Hub (FireFly) Data analytics and SAAS offering (Coursa) Content Wearable devices for health & fitness Drones Virtual Reality/Gaming Automotive Internet of Things Motion, Sound & Environmental Ultrasound/authentication Diversification Merger with TDK supports our stated strategy Market & Customer Channels Technology Scale

InvenSense Platform Strategy MEMS SoC Platform MEMS Wafer CMOS IC Wafer

InvenSense Platform Strategy Inertial Membrane Ultrasonic MEMS SoC Platform MEMS Wafer CMOS IC Wafer

Creates Leading Global Sensor Company Materials Sensors Module Gyro Accel Ultrasonic Environmental (ICT) Fingerprint Sound Humidity TMR/GMR Microphone Hall Gas Pressure (Automotive) Temperature Solution/Software Customers & Partners InvenSense TDK Fusion Imaging Navigation

Strong Customer Channels and Partners

Sensing Everything

TDK

InvenSense

~300 Components
Ceramic components
Inductors
In-case Antennas
RF Filters
Varistors

Joint Venture TDK + Qualcomm
RF360 Holdings Singapore Pte. Ltd



Serving ALL mobile OEMs
Solutions - Imaging, Navigation, etc.
Multiple reference designs

Wide Range of Components
Strong established channels
High performance magnets
Multilayer ceramic capacitors
Filters
Current/Temperature/Pressure sensors
Steering angle & torque sensors



Inertial Navigation
Automotive Safety

Industrial and Energy
Consumer products



Drones
Wearable Solutions
Gaming
Smart Home
Micro-controller Partnerships

11
InvenSense

Leveraging Qualcomm Platform Mobile Drones Virtual / Augmented Realty Automotive EV / Self-Driving Vehicles Wearables Home Automation Industrial Robotics / Artificial Intelligence Enhance Presence in ICT/IoT Technical Cooperation Passive components, batteries, non-contact charging, sensors, MEMS etc. Joint Venture Qualcomm

Next Steps Until the transaction closes, we remain separate companies and it is “business as usual” Continued focus on new product development execution and customer support Employee communication meetings will be scheduled to provide employees with information regarding the transaction and integration planning Please do not comment about the transaction to media or on social media. If contacted, please forward inquires to David Almoslino, pr@invensense.com If you have specific questions, please discuss with your manager or the HR department

Synergistic acceleration toward our goal of becoming the worldwide sensor platform leader TDK offers the necessary scale to better compete and win Much greater capabilities to achieve the combined goal Until the transaction closes “business as usual” Summary

Q&A

FAQ How will InvenSense fit within the TDK organizational structure? Management of InvenSense’s business will continue to be primarily led by InvenSense’s management team. As part of the integration process, we are considering the organizational operation. We will announce once it has been determined. Will my pay or benefits change? Base compensation will not change. Compensation and benefits in total will be comparable to what InvenSense offers today. We will provide full benefits briefings and enrollment assistance during the integration process. Will my current title and grade change in TDK? At the time of close, employees will join TDK with the same or a similar title and grade based on TDK’s title and grade structure. Additional details will be provided during the integration process.

FAQ What will happen to my vested and unvested stock options and restricted stock units? Until the transaction closes, InvenSense employee stock options and RSUs will continue to vest according to their existing schedule. At the closing, stock options and RSUs will be converted to TDK cash awards based on the spread of the employee options and implied value of RSUs that are then outstanding and unvested, with essentially the same terms and conditions, including vesting. What will happen with InvenSense’s ESPP? When InvenSense’s current ESPP offering period that is ongoing ends, the ESPP will not be renewed. Will my years of InvenSense service transfer to TDK? TDK will provide you with information regarding the status of benefit program integration, benefit program details and timing of changes prior to the transaction close.

FAQ What are your plans for employee cuts after the acquisition? At this time, we do not anticipate any employee cuts or business selloffs after the acquisition. Will any of the InvenSense sites be closed or consolidated? There are no plans for site closures or relocations. TDK is a global company which values having sites in locations that help to attract and retain the talent needed to be competitive and to drive growth. How will the integration be handled? A joint TDK/InvenSense Integration Team will be established to begin planning for the close of the transaction and managing the integration of InvenSense into TDK. Until the transaction closes, however, we remain separate companies and it is business as usual.

FAQ Are there any restrictions in discussing this transaction outside of InvenSense? InvenSense is subject to an exclusivity provision and its employees are not allowed to talk about the transaction with any other potential buyers. In addition, as with all confidential information about our company, you should not discuss the transaction or any updates about the company with anyone outside of InvenSense. If you are approached by anyone with questions about the transaction or the company, please do not comment and promptly advise Behrooz Abdi or David Young. What should I do if I’m contacted by a member of the media about the transaction? Please do not comment about the transaction to media or on social media. If contacted please forward inquires to David Almoslino, pr@invensense.com

Next Communications

Sensing Everything

- Employee Communication Meetings
  - Wednesday Morning
    - (12/21/16) @ 10AM (Cafeteria + WebEx)
      - Worldwide – All Hands Update w/ Behrooz
  - Wednesday Afternoon
    - (12/21/16) @ 5PM (Cafeteria + WebEx)
      - Due to time zone considerations and communication schedules a repeat session
        - » Worldwide, with consideration for Asia Employees, Update w/ Behrooz
  - Wednesday (12/21/16) @ 6PM (Cafeteria + WebEx)
      - Worldwide TDK Corporate Profile and Sensor Business Strategy
        - » Noboru Saito (Senior Vice President and General Manager of Corporate Strategy)
- Repeat of Communications
    - Due to time zone considerations and communications schedules an additional session repeating the afternoon session
  - Thursday Morning
    - (12/22/16) @ 10AM (Cafeteria + WebEx)
      - Worldwide, with consideration for Europe Employees, Update w/ Behrooz
  - Thursday Morning
    - (12/22/16) @ 11AM (Cafeteria + WebEx)
      - Worldwide TDK Corporate Profile and Sensor Business Strategy
        - » Noboru Saito (Senior Vice President and General Manager of Corporate Strategy)

20

InvenSense

Additional Information and Where to Find It In connection with the proposed transaction, TDK and InvenSense intend to file relevant materials with the United States Securities and Exchange Commission (the “SEC”). InvenSense will also file with the SEC a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, InvenSense will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the InvenSense special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF INVENSENSE ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TDK OR INVENSENSE FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TDK, INVENSENSE AND THE PROPOSED TRANSACTION. The proxy statement and other documents filed by InvenSense with the SEC may be obtained free of charge at InvenSense’s website at www.invensense.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from InvenSense by requesting them by mail at InvenSense, Inc., 1745 Technology Drive Suite 200, San Jose, California 95110, Attention: Investor Relations, or by telephone at (408) 501-2200. The documents filed by TDK with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from TDK by requesting them by mail at Shibaura Renasite Tower, 3-9-1 Shibaura, Minato-ku, Tokyo 108-0023, Japan, Attention: Investor Relations. This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. TDK, InvenSense, and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of InvenSense in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of InvenSense’s stockholders in connection with the proposed transaction, and any direct or indirect interests, by security holdings or otherwise, they have in the proposed transaction, will be set forth in InvenSense’s definitive proxy statement when it is filed with the SEC. Information regarding InvenSense’s directors and executive officers and their ownership of InvenSense’s securities is set forth in the definitive proxy statement for InvenSense’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2016, and its Annual Report on Form 10-K for the fiscal year ended April 3, 2016, which was filed with the SEC on May 25, 2016. These documents may be obtained free of charge at the SEC’s website at www.sec.gov. Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements that address a variety of subjects including, for example, the expected timetable for closing of the transaction between TDK and InvenSense, the expected benefits and synergies of the transaction, TDK’s and InvenSense’s plans, objectives and expectations and TDK’s expected product offerings, product development, marketing position and technical advances resulting from the transaction. Statements that are not historical facts, including statements about beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations and are subject to a number of factors and uncertainties, are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of TDK’s senior management about future events with respect to InvenSense’s business and its industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results could differ materially from those projected or forecast in the forward-looking statements. The following important factors and uncertainties, among others, that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the parties’ ability to satisfy the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals, including the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to the termination of the merger agreement; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against TDK or InvenSense and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement or pendency of the proposed transaction; the risk that expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; the risk that InvenSense’s business may not be successfully integrated with TDK’s following the closing; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; and the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the proxy statement when it becomes available and InvenSense’s filings with the SEC, including the risk factors contained in InvenSense’s most recent Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. TDK and InvenSense assume no obligation to update the information in this communication, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

InvenSense Company Meeting Corporate Profile and Sensor Business Strategy TDK Corporation Corporate Strategy HQ December, 2016 Copyright© 2016 TDK Corporation. All rights reserved. Exhibit 99.2

Corporate Motto & Corporate Principles Corporate Principles Vision Always take a new step forward with a vision in mind. Creation and construction are not born without vision. Courage Always perform with courage. Performing power is born by confronting contradiction and overcoming it. Trust Always try to build trust. Trust is born from a spirit of honesty and service. Corporate Motto Contribute to culture and industry through creativity » « Copyright© 2016 TDK Corporation. All rights reserved.

Attracting Tomorrow TDK

TDK Corporation – Organization (as of June 29, 2016)


BC = Business Company
BG = Business Group
BD = Business Division
Board of Directors
Chairman
President & CEO
Executive Committee
Business Ethics & CSR Committee
Disclosure Advisory Committee
Compensation Advisory Committee
Nomination Advisory Committee
Enterprise Risk Manage-ment Committee
Crisis Manage-ment Committee
Information Security Committee
Electronic Components Sales & Marketing Group
Application Center
Electronic Components BC
Ceramic Capacitors BG
Magnetics BG
Systems, Acoustics, Waves BG
Piezo & Protection Devices BG
Sensors BG
Aluminum & Film Capacitors BG
Magnetic Heads & Sensors BC
HDD Heads BG
HDD Components BG
Magnetic Sensors BG
Energy Devices BC
Magnet Products BG
Power Systems BG
Flash Memory Applied Devices BD
EMC & RF Engineering BD
Corporate Strategy HQ
Corporate Administration HQ
Quality Assurance Group
Manufacturing HQ
Thin Film Device Center
New Business Promotion Center
Technology HQ
Finance & Accounting Group
Management Review & Support Group
Humidifier Countermeasures HQ
Audit & Supervisory Board
Audit & Supervisory Board Members Office

Copyright© 2016 TDK Corporation. All rights reserved.

3

2012 2013 2014 2015 2016 TDK sales development (FY2012 – FY2016 (Ending March 31, 2016)) 50.0% Passive Components $ 5.76 bn Consolidated sales Sales by product groups 27.3% Magnetic Application Products $ 3.15 bn 19.3% Film Application Products $ 2.22 bn 3.4% Others $ 0.39 bn 1,000 800 600 400 200 1,200 ($ bn) $8.0bn $8.4bn $9.8bn $10.8bn $11.5bn FY2016 (Ending on Mar. 31,2016) Copyright© 2016 TDK Corporation. All rights reserved.

ICT(1) 39.7% $ 4.57 ICT (HDD Heads & Suspensions) 18.8% $ 2.16 Industrial 17.0% $ 1.96 Automotive 16.6% $ 1.92 Others 7.9% $ 0.91 TDK – Well positioned in industries and regions (FY2016, ending March 31, 2016) Sales by industries ($ bn) Sales by regions ($ bn) $11.5bn $11.5bn Asia 70.6% $ 8.14 Europe 12.6% $ 1.45 Americas 8.9% $ 1.02 Japan 7.9% $ 0.91 (1) ICT = Information and Communication Technology. Copyright© 2016 TDK Corporation. All rights reserved.

Worldwide manufacturing and R&D presence – We are near to the customer Over 100 group companies/91,648 employees(1) TDK manufacturing and R&D sites US: 3,198 employees (3%)(2) EU: 7,763 employees (8%)(2) Asia: 71,769 employees (78%)(2) Japan: 8,920 employees (10%)(2) As of March 2016, all employees. (2) % of all employees. Copyright© 2016 TDK Corporation. All rights reserved.

USA (San Jose) Motor for cutting edge technologies and devices in ICT field Europe (Munich, Deutschlandsberg) Promote collaborations and developments in Automotive/Industry field China (Shenzhen, Taiwan, Xiamen) Regional application developments Strengthening of worldwide R&D centers Xiamen Shenzhen Taiwan San Jose Munich Deutschlandsberg Copyright© 2016 TDK Corporation. All rights reserved.

Total HC: up to 92,000 (as of March 31, 2016) TDK SAE joined Headway joined ATL joined LAMBDA joined MPT joined EPCOS joined Micronas and more Before 2000 After 2000 Corporate Officers S. Ishiguro (President & CEO) S. Osaka (Senior VP) T. Momozuka K. Imamoto N. Hess (E) T. Yamanishi H. Uemura 　　　(Senior Executive VP) N. Saito (Senior VP) M. Nagata S. Sueki M. Pocsatko (E) A. Ong (M) A. Kobayashi (Executive VP) J. Zichlarz (E) (Senior VP) J. Thiele (E) C. Block (E) H. Tian (S) TDK 31% Joined by Acquisition 69% Outside of Japan 21% In Japan 10% Successful track record of M&A Copyright© 2016 TDK Corporation. All rights reserved.

Excellence in core competence Materials Technology Process Technology Evaluation & Simulation Technology Production Technology Device & Module Technology Our technological expertise and creativity enable us to sustain our activities in a wide range of demanding product fields TDK Technology Expertise Energy Devices Magnetic Heads & Sensors Magnets Flash Memory Applied Devices Wireless Charging Components EMC & RF Engineering Production Engineering Micro Modules (SESUB(1)) Ceramic Capacitors Magnetics RF Devices Piezo & Protection Devices Sensors Aluminum Electrolytic Capacitors Film Capacitors Power Supplies 1 Semiconductor Embedded in SUBstrate Copyright© 2016 TDK Corporation. All rights reserved.

Passive Components We offer a broad product portfolio Magnetic Application Products Film Application Products Others Inductive Devices RF Devices Ceramic Capacitors Piezo and Protection Devices Sensors Aluminum Electrolytic and Film Capacitors Radio Wave Anechoic Chambers Manufacturing Equipment Flash Memory Applied Devices Recording Devices Power Supplies Magnets Applied Films Energy Devices Copyright© 2016 TDK Corporation. All rights reserved.

Sensor Business Strategy Copyright© 2016 TDK Corporation. All rights reserved.

Attracting Tomorrow TDK

IoT - Smart Infrastructure

Required function:
- Electric Wave Conversion
- Signal Numerical Conversion
- Sensing Signal Conversion
- Energy Electricity Conversion



Smart Car ↓

ICT → **Internet of Things** ← **Smart Energy**


Mobile
Data Traffic
ASIMO
AIBO
Pepper
*Shoulder phone
Smartphone
Car phone
Cellular
Computer
PC
iPhone
Linux
Android
UNIX
DOS
Win95
Cloud computing
X86 16bit microcomputer
Transistor
4bit microcomputer
MIPS (RISC)
IC Integ. circuit
X80 8bit microcomputer
1940
1950
1960
1970
1980
1990
2000
2010
2020


Smart building
Smart factory
Smart society
Smart car
Smart home
Smart grid

Copyright© 2016 TDK Corporation. All rights reserved.

12

TDK Growth Strategy: Strategic Growth Products for the fields of IoT Automotive ICT(1) Industry /Energy Priority Areas Internet of Things (IoT) Strengthen the sensors that are strategic growth products in IoT through the acquisition Further expand the business opportunity and establish a firm position in the fields of IoT Magnetic Temperature Pressure Other sensors OIS 1. Sensors Actuators DC-DC converters Batteries On-board chargers Wireless Power Transfer Inverters 2. Energy units Thin film components Compound-components SESUB 3. Next-generation electronic components Strategic growth products (1) Information and Communication Technology. Copyright© 2016 TDK Corporation. All rights reserved.

InvenSense Inertial Sensors Fill a Gap in TDK’s Product Offering Inertial sensors have the largest segment size in the non-optical sensor segment Inertial sensors have a wide range of application and customers, essential technology for building the whole sensor strategy for TDK Promote development and sales of new products by combining and accelerating development of the sensor technologies of both companies Global non-optical sensor segment forecast (by sensor type) ($mm) Magnetics Pressure (Automotive) Others Temperature Inertial Ultrasonic Copyright© 2016 TDK Corporation. All rights reserved. 2016 2017 2018 2019 2020 (TDK estimates)

Attracting Tomorrow TDK

Expansion Strategy for Sensor Business at TDK

- Offer a fuller range of sensor products and technology through acquisitions of Micronas, Tronics and InvenSense in addition to magnetic, pressure, and temperature sensors at TDK
- (1) Utilization of TDK customer base and cooperation with Qualcomm, (2) creation of new added value (development of sensor fusion and sensor solution that combine multiple sensors) will expand TDK's sensor business



2020 Market Size Approx. $4bn
tronics microsystems
Expansion of inertial sensor business to automotive sector
Automotive & Industrial
MEMS
Inertial
1
Existing sensors
MICRONAS
Hall
Angle / Current / Gear tooth / Position
TDK
MEMS
Pressure
NTC / PTC
Temperature
TMR
Angle / Linear scale
Non-Magnetic MEMS
Magnetic
Newly acquired
MEMS
Microphone
TMR
Geomagnetic
1
InvenSense
MEMS
Inertial
Microphone
Ultrasonic (Fingerprint)
2
Development of sensor fusion and solutions (e.g. fusion between inertial sensors and magnetic sensors)
2020 Market Size Approx. $2bn
2020 Market Size Approx. $6bn
2020 Market Size Approx. $500mm
ICT(1)

TDK's sensor business sales target

✓ **Target at quadrupling sales to $2.0 billion by FY2021**

(TDK estimates)

(1) Information and Communication Technology.

Copyright© 2016 TDK Corporation. All rights reserved.

15

Attracting Tomorrow TDK

Effects of M&A (Sensor Solution Capability)

- InvenSense & TDK will together create comprehensive sensor platform with broader core competencies.


Stand-alone Basis
InvenSense
Global Sales Network ICT
Application Engineering / Sales Engineering
Software/Algorithm
Packaging/Assembly
MEMS Process
ASIC/ASSP
Magnetic
Non-Magnetic (Inertial, Pressure, Ultrasonic, etc)
Material
TDK
Global Sales Network ICT/Auto/Industrial
Application Engineering / Sales Engineering
Software/Algorithm
Packaging/Assembly
MEMS Process
ASIC/ASSP
Magnetic (TMR, GMR, Hall)
Non-Magnetic (Temperature, Pressure, Microphone)
Material
More complete Sensor Solution Capability
Global Sales Network
Application Engineering / Sales Engineering
Software/Algorithm
Packaging/Assembly
TDK's globally integrated facilities
MEMS Process
InvenSense's expertise
ASIC/ASSP
InvenSense's expertise
Multi Function Sensor
Complete sensor line-up
Material
Solution
Module
Element
Material

Copyright© 2016 TDK Corporation. All rights reserved.

16

Synergy Creation by Collaboration Added Value Enhancement of IMU sensor solution by TMR sensor (6D→9D) Technology to be supplemented ・Material ・Packaging ・Gas Sensor ・SESUB ・MEMS 　(Foundry) Business expansion to automotive market Added Value Promotion of TMR sensor to ICT market Technology to be supplemented ・ASIC design ・Motion Sensor ・Pressure Sensor ・Ultrasonic Sensor ・Gas Sensor (micro heater) ・Software/algorithm 　(Sensor fusion) Business expansion to ICT market Share-up to Qualcomm Reference Enhancement of synergy by Qualcomm Project Synergies Copyright© 2016 TDK Corporation. All rights reserved.

Attracting Tomorrow TDK

Synergies in ICT/IoT

- Opportunity to further strengthen InvenSense's presence in ICT and IoT by utilizing the cooperation between TDK and Qualcomm around RF360

TDK InvenSense × TDK × Qualcomm

49% | 51%

RF360 Holdings Singapore Pte. Ltd.
(Newly established JV)(1)

- Wireless Communication
- SAW
- BAW
- High frequency filter module etc.

+

Technical Cooperation
Passive components, Batteries, Wireless power transfers, Sensors, MEMS etc.

Strengthen the presence in ICT/IoT sector further



Mobile | Drones | Virtual / Augmented Realty | Wearables | Home Automation | Automotive EV / Self-Driving Vehicles | Industrial Robotics / Artificial Intelligence

(1) Joint venture to enable delivery of RF front-end (RFFE) modules and RF filters into fully integrated systems for mobile devices and fast-growing business segments, such as Internet of Things (IoT), drones, robotics, automotive applications and more, under the name RF360 Holdings Singapore PTE. Ltd.

Copyright© 2016 TDK Corporation. All rights reserved.

18

Attracting Tomorrow TDK

Synergies in Automotive

- Accelerate the growth in the automotive sector for InvenSense products including inertial sensors through utilization of TDK customer base for OEM/Tier 1 and know-how

InvenSense

Inertial, Microphone, Fingerprint, etc.


Motion


TDK
Automotive-related
sales
(JPY 100mm)
% to total
company sales
2,000
1,500
1,000
500
0
20%
15%
10%
5%
0%
8.0%
16.7%
582
1,919
2009/3
2016/3

Accelerates expansion in sensor business for automotive industry


Driver Facing Image Stabilization
Accurate Location for V2V
Theft Detection
e911 Location
Lift Gate Motion Detection
Navigation Dead / Reckoning
Exterior Cameras Image Stabilization
Adaptive Front-lighting
Rollover Detection
Roll Stability Control
Adaptive Cruise Control
Pitch Stability Control
Traction Control
Electronics Stability Control
MIC KWD Access / Awareness
MIC Noise Cancelation
Driver / Passenger Authentication
Motion & Movement Detection
Motion Chassis Control
Microphone Sensor Systems
Fingerprint Detection

Copyright© 2016 TDK Corporation. All rights reserved.

19

Attracting Tomorrow TDK

Synergy in Sensor Fusion / Solution

- Sensor fusion combines multiple sensors, information processing capabilities through software algorithms, resulting in creation of new sensor solutions



Information sensing
Information processing through software/algorithms
Information utilization
Sensor Fusion
Sensor Solution
InvenSense
Inertial
Microphone
Ultrasonic
Fingerprint
Environmental
Gyro
Acceleration
TDK
TMR
Pressure
Temperature
IPL
InvenSense
Map information
Wireless Communication
RF360
Wireless Communication
RF360
Solar Battery, EDLC, Li-Battery, etc.
Ex. Indoor Navigation
Ex. IoT, Sensor Network, Machine Health
Ex. Energy Harvesting Sensor Node

Copyright© 2016 TDK Corporation. All rights reserved.

20

We are excited to realize Sensor World together with InvenSense Sensing Everything Corporate Motto Contribute to culture and industry through creativity Integration of InvenSense’s SoC platform technology and TDK’s sensor technology Provide products with high value software and services in the field of IoT Create next generation sensor products in key markets as world’s most innovative company Key Points on the Transaction Copyright© 2016 TDK Corporation. All rights reserved.

Copyright© 2016 TDK Corporation. All rights reserved. Additional Information and Where to Find It In connection with the proposed transaction, TDK and InvenSense intend to file relevant materials with the United States Securities and Exchange Commission (the “SEC”). InvenSense will also file with the SEC a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, InvenSense will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the InvenSense special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF INVENSENSE ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TDK OR INVENSENSE FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TDK, INVENSENSE AND THE PROPOSED TRANSACTION. The proxy statement and other documents filed by InvenSense with the SEC may be obtained free of charge at InvenSense’s website at www.invensense.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from InvenSense by requesting them by mail at InvenSense, Inc., 1745 Technology Drive Suite 200, San Jose, California 95110, Attention: Investor Relations, or by telephone at (408) 501-2200. The documents filed by TDK with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from TDK by requesting them by mail at Shibaura Renasite Tower, 3-9-1 Shibaura, Minato-ku, Tokyo 108-0023, Japan, Attention: Investor Relations. This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. TDK, InvenSense, and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of InvenSense in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of InvenSense’s stockholders in connection with the proposed transaction, and any direct or indirect interests, by security holdings or otherwise, they have in the proposed transaction, will be set forth in InvenSense’s definitive proxy statement when it is filed with the SEC. Information regarding InvenSense’s directors and executive officers and their ownership of InvenSense’s securities is set forth in the definitive proxy statement for InvenSense’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2016, and its Annual Report on Form 10-K for the fiscal year ended April 3, 2016, which was filed with the SEC on May 25, 2016. These documents may be obtained free of charge at the SEC’s website at www.sec.gov. Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements that address a variety of subjects including, for example, the expected timetable for closing of the transaction between TDK and InvenSense, the expected benefits and synergies of the transaction, TDK’s and InvenSense’s plans, objectives and expectations and TDK’s expected product offerings, product development, marketing position and technical advances resulting from the transaction. Statements that are not historical facts, including statements about beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations and are subject to a number of factors and uncertainties, are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of TDK’s senior management about future events with respect to InvenSense’s business and its industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results could differ materially from those projected or forecast in the forward-looking statements. The following important factors and uncertainties, among others, that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the parties’ ability to satisfy the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals, including the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to the termination of the merger agreement; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against TDK or InvenSense and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement or pendency of the proposed transaction; the risk that expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; the risk that InvenSense’s business may not be successfully integrated with TDK’s following the closing; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; and the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the proxy statement when it becomes available and InvenSense’s filings with the SEC, including the risk factors contained in InvenSense’s most recent Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. TDK and InvenSense assume no obligation to update the information in this communication, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Copyright© 2016 TDK Corporation. All rights reserved.